AXIS CAPITAL HOLDINGS LIMITED

INVESTOR FINANCIAL SUPPLEMENT

THIRD QUARTER 2025

AXIS Capital Holdings Limited
92 Pitts Bay Road
Pembroke HM 08 Bermuda

Contact Information:
Cliff Gallant
Investor Contact
(415) 262-6843
investorrelations@axiscapital.com

Website Information:
www.axiscapital.com

This report is for informational purposes only. It should be read in conjunction with the documents that the Company files with the Securities and Exchange Commission pursuant to the Securities Act of 1933 and the Securities Exchange Act of 1934.

AXIS CAPITAL HOLDINGS LIMITED
FINANCIAL SUPPLEMENT TABLE OF CONTENTS

AXIS CAPITAL HOLDINGS LIMITED
BASIS OF PRESENTATION

AXIS Capital Holdings Limited's ("AXIS Capital" or the "Company") underwriting operations are organized around its global underwriting platforms, AXIS Insurance and AXIS Re. The Company has determined that it has two reportable segments, insurance and reinsurance.

DEFINITIONS AND PRESENTATION
•All financial information contained herein is unaudited, except for the consolidated balance sheet at December 31, 2024 and consolidated statements of operations for the years ended December 31, 2024 and December 31, 2023.
•Amounts may not reconcile due to rounding differences.
•Unless otherwise noted, all data is in thousands, except for ratio information.
•NM - Not meaningful is defined as a variance greater than +/- 100%; NA - Not applicable

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS
The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for forward-looking statements. This document or any other written or oral statements made by or on behalf of the Company may include forward-looking statements, which reflect the Company’s current views with respect to future events and financial performance. All statements, other than statements of historical fact included in or incorporated by reference in this document are forward-looking statements. In some cases, these forward-looking statements can be identified by the use of forward-looking words such as "may", "should", "could", "anticipate", "estimate", "expect", "plan", "believe", "predict", "potential", "aim", "will", "target", "intend" or similar statements of a future or forward-looking nature or their negative or similar terminology.

Forward-looking statements made in this document, such as those related to our performance, pricing, growth prospects, the outcome of our strategic initiatives, our expectations relating to our ability to successfully implement and manage technology initiatives – including artificial intelligence, our expectations about the current trade and geopolitical environment on our business, economic and market conditions, and other statements that are not historical facts, reflect our current views with respect to future events and financial performance and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.

Such statements involve risks and uncertainties that could cause actual results to differ materially, including without limitation:

Insurance Risk: the cyclical nature of insurance and reinsurance business leading to periods with excess underwriting capacity and unfavorable premium rates; the frequency and severity of natural and man-made catastrophes; the effects of emerging claims, systemic risks, and coverage and regulatory issues; reserve adequacy; losses relating to geopolitical conflicts; the adverse impact of social and economic inflation; failure of our loss limitation methods; failure of our cedants to adequately evaluate risk; and our reliance on industry models.

Strategic Risk: industry competition and consolidation; general economic, capital, and credit market conditions, including market illiquidity, fluctuations in interest rates, credit spreads, equity securities' prices, foreign currency exchange rates, and evolving impacts of tariffs, sanctions, and international trade tensions; our ability to increase the use of data and analytics and technology as part of our business strategy and adapt to new technologies; changes in the political environment of certain countries where we operate or underwrite business; loss of business provided to us by major brokers; rating agency actions; key personnel changes; potential strategic opportunities including acquisitions and our ability to achieve them; evolving expectations regarding environmental, social, and governance matters; and the effect of contagious diseases on our business.

Credit and Market Risk: reinsurance availability and recoverability; premium collection risks; and counterparty defaults in our program business.

Liquidity Risk: the inability to access sufficient cash to meet our obligations when they are due.

Operational Risk: technology and cybersecurity challenges; failures in internal or outsourced operational processes, people, or systems; and changes in accounting policies or practices.

Regulatory Risk: changes in laws and regulations and potential government intervention in our industry; and inadvertent non-compliance with sanctions, anti-corruption, data protection and privacy requirements.

Risks Related to Taxation: change in tax laws.

Readers should carefully consider these risks alongside those detailed in Item 1A, 'Risk Factors' of our most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission ("SEC"), and in subsequent filings available at www.sec.gov. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.
i

AXIS CAPITAL HOLDINGS LIMITED
FINANCIAL HIGHLIGHTS

		Three months ended September 30,				Nine months ended September 30,
		2025	2024	Change		2025	2024	Change

HIGHLIGHTS	Gross premiums written	$2,124,184	$1,935,902	9.7%		$7,434,807	$7,030,564	5.7%
	Gross premiums written - Insurance	79.6%	78.9%	0.7	pts	71.0%	69.9%	1.1	pts
	Gross premiums written - Reinsurance	20.4%	21.1%	(0.7)	pts	29.0%	30.1%	(1.1)	pts
	Net premiums written	$1,352,989	$1,235,985	9.5%		$4,738,463	$4,531,802	4.6%
	Net premiums earned	$1,451,883	$1,366,701	6.2%		$4,186,133	$3,929,221	6.5%
	Net premiums earned - Insurance	74.8%	74.9%	(0.1)	pts	74.7%	73.8%	0.9	pts
	Net premiums earned - Reinsurance	25.2%	25.1%	0.1	pts	25.3%	26.2%	(0.9)	pts
	Net income available to common shareholders	$294,301	$173,165	70.0%		$696,601	$765,465	(9.0%)
	Operating income [a]	$255,275	$230,063	11.0%		$774,665	$700,216	10.6%
	Annualized return on average common equity [b]	20.6%	13.0%	7.6	pts	16.4%	19.9%	(3.5)	pts
	Annualized operating return on average common equity [c]	17.8%	17.3%	0.5	pts	18.2%	18.2%	—	pts
	Total shareholders’ equity	$6,367,009	$6,083,227	4.7%		$6,367,009	$6,083,227	4.7%

PER COMMON SHARE AND COMMON SHARE DATA	Earnings per diluted common share	$3.74	$2.04	83.3%		$8.70	$8.97	(3.0%)
	Operating income per diluted common share [d]	$3.25	$2.71	19.9%		$9.67	$8.21	17.8%
	Weighted average diluted common shares outstanding	78,601	85,000	(7.5%)		80,090	85,338	(6.1%)
	Book value per common share	$75.51	$66.15	14.1%		$75.51	$66.15	14.1%
	Book value per diluted common share (treasury stock method)	$73.82	$64.65	14.2%		$73.82	$64.65	14.2%
	Tangible book value per diluted common share (treasury stock method) [a]	$71.42	$61.95	15.3%		$71.42	$61.95	15.3%

FINANCIAL RATIOS	Current accident year loss ratio, excluding catastrophe and weather-related losses [a]	56.3%	55.7%	0.6	pts	56.3%	55.7%	0.6	pts
	Catastrophe and weather-related losses ratio [a]	3.0%	5.8%	(2.8)	pts	3.1%	3.7%	(0.6)	pts
	Current accident year loss ratio [a]	59.3%	61.5%	(2.2)	pts	59.4%	59.4%	—	pts
	Prior year reserve development ratio	(1.3%)	(0.6%)	(0.7)	pts	(1.4%)	(0.2%)	(1.2)	pts
	Net losses and loss expenses ratio	58.0%	60.9%	(2.9)	pts	58.0%	59.2%	(1.2)	pts
	Acquisition cost ratio	19.7%	20.1%	(0.4)	pts	19.7%	20.2%	(0.5)	pts
	General and administrative expense ratio [e]	11.7%	12.1%	(0.4)	pts	11.8%	12.2%	(0.4)	pts
	Combined ratio	89.4%	93.1%	(3.7)	pts	89.5%	91.6%	(2.1)	pts

INVESTMENT DATA	Total assets	$34,336,325	$32,722,648	4.9%		$34,336,325	$32,722,648	4.9%
	Total cash and invested assets [f]	$16,840,396	$18,137,403	(7.2%)		$16,840,396	$18,137,403	(7.2%)
	Net investment income	$184,903	$205,100	(9.8%)		$579,911	$563,458	2.9%
	Net investment gains (losses)	$30,905	$32,182	(4.0%)		$44,365	$(30,503)	nm
	Book yield of fixed maturities	4.6%	4.4%	0.2	pts	4.6%	4.4%	0.2	pts

[a]    Operating income (loss), operating income (loss) per diluted common share, annualized operating return on average common equity ("operating ROACE"), current accident year loss ratio, catastrophe and weather-related losses ratio, current accident year loss ratio, excluding catastrophe and weather-related losses and tangible book value per diluted common share are non-GAAP financial measures as defined by Regulation G. The reconciliations to the most comparable GAAP financial measures, net income (loss) available (attributable) to common shareholders, earnings (loss) per diluted common share, annualized return on average common equity ("ROACE"), net losses and loss expenses ratio and book value per diluted common share, respectively, and a discussion of the rationale for the presentation of these items are provided above/later in this document.
[b]    Annualized ROACE is calculated by dividing annualized net income (loss) available (attributable) to common shareholders for the period by the average common shareholders’ equity determined using the common shareholders’ equity balances at the beginning and end of the period.
[c]    Annualized operating ROACE is calculated by dividing annualized operating income (loss) for the period by the average common shareholders’ equity determined using the common shareholders’ equity balances at the beginning and end of the period.
[d]    Operating income (loss) per diluted common share is calculated by dividing operating income (loss) for the period by weighted average diluted common shares outstanding.
[e]    Underwriting-related general and administrative expenses and corporate expenses are included in the general and administrative expense ratio.
[f]    Total cash and invested assets represents the total cash and cash equivalents, fixed maturities, equity securities, mortgage loans, other investments, equity method investments, short-term investments, accrued interest receivable and net receivable (payable) for investments sold (purchased).

AXIS CAPITAL HOLDINGS LIMITED
CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2025 AND 2024

	Three months ended September 30,		Nine months ended September 30,
	2025	2024	2025	2024

Revenues
Net premiums earned	$1,451,883	$1,366,701	$4,186,133	$3,929,221
Net investment income	184,903	205,100	579,911	563,458
Net investment gains (losses)	30,905	32,182	44,365	(30,503)
Other insurance related income	6,593	6,838	18,835	23,704
Total revenues	1,674,284	1,610,821	4,829,244	4,485,880

Expenses
Net losses and loss expenses	841,435	831,872	2,429,114	2,326,532
Acquisition costs	285,618	274,935	826,094	794,280
General and administrative expenses	171,637	165,203	491,878	477,016
Foreign exchange losses (gains)	(13,492)	92,204	138,428	61,268
Interest expense and financing costs	16,657	16,849	49,816	51,005
Reorganization expenses	—	—	—	26,312
Amortization of intangible assets	2,396	2,729	7,521	8,188
Total expenses	1,304,251	1,383,792	3,942,851	3,744,601

Income before income taxes and interest in income of equity method investments	370,033	227,029	886,393	741,279
Income tax (expense) benefit	(70,252)	(47,922)	(170,773)	36,185
Interest in income of equity method investments	2,083	1,621	3,669	10,689
Net income	301,864	180,728	719,289	788,153
Preferred share dividends	7,563	7,563	22,688	22,688
Net income available to common shareholders	$294,301	$173,165	$696,601	$765,465

AXIS CAPITAL HOLDINGS LIMITED
CONSOLIDATED STATEMENTS OF OPERATIONS

							Year ended December 31,
	Q3 2025	Q2 2025	Q1 2025	Q4 2024	Q3 2024	Q3 2023	2024
UNDERWRITING REVENUES
Gross premiums written	$2,124,184	$2,515,971	$2,794,652	$1,975,324	$1,935,902	$1,905,878	$9,005,888
Ceded premiums written	(771,195)	(880,537)	(1,044,613)	(749,775)	(699,917)	(930,521)	(3,248,537)
Net premiums written	1,352,989	1,635,434	1,750,039	1,225,549	1,235,985	975,357	5,757,351

Gross premiums earned	2,280,608	2,229,370	2,147,045	2,207,338	2,159,646	2,046,222	8,529,567
Ceded premiums earned	(828,725)	(835,939)	(806,225)	(830,324)	(792,945)	(723,658)	(3,223,332)
Net premiums earned	1,451,883	1,393,431	1,340,820	1,377,014	1,366,701	1,322,564	5,306,235
Other insurance related income	6,593	8,662	3,578	7,016	6,838	10,344	30,721
Total underwriting revenues	1,458,476	1,402,093	1,344,398	1,384,030	1,373,539	1,332,908	5,336,956

UNDERWRITING EXPENSES
Net losses and loss expenses	841,435	801,754	785,925	831,956	831,872	783,940	3,158,487
Acquisition costs	285,618	275,897	264,581	276,273	274,935	263,389	1,070,551
Underwriting-related general and administrative expenses [a]	143,111	135,241	130,438	146,299	131,582	138,601	536,442
Total underwriting expenses	1,270,164	1,212,892	1,180,944	1,254,528	1,238,389	1,185,930	4,765,480

UNDERWRITING INCOME [b]	188,312	189,201	163,454	129,502	135,150	146,978	571,476

OTHER (EXPENSES) REVENUES
Net investment income	184,903	187,297	207,713	195,773	205,100	154,201	759,229
Net investment gains (losses)	30,905	43,468	(30,005)	(108,030)	32,182	(53,114)	(138,534)
Corporate expenses [a]	(28,526)	(25,837)	(28,725)	(42,887)	(33,621)	(40,682)	(129,760)
Foreign exchange (losses) gains	13,492	(94,885)	(57,034)	112,090	(92,204)	50,570	50,822
Interest expense and financing costs	(16,657)	(16,586)	(16,572)	(16,761)	(16,849)	(16,445)	(67,766)
Reorganization expenses	—	—	—	—	—	(28,997)	(26,312)
Amortization of intangible assets	(2,396)	(2,396)	(2,729)	(2,729)	(2,729)	(2,729)	(10,917)
Total other (expenses) revenues	181,721	91,061	72,648	137,456	91,879	62,804	436,762

INCOME BEFORE INCOME TAXES AND INTEREST IN INCOME (LOSS) OF EQUITY METHOD INVESTMENTS	370,033	280,262	236,102	266,958	227,029	209,782	1,008,238
Income tax (expense) benefit	(70,252)	(56,199)	(44,322)	19,410	(47,922)	(24,624)	55,595
Interest in income (loss) of equity method investments	2,083	(705)	2,291	7,264	1,621	2,940	17,953

NET INCOME	301,864	223,358	194,071	293,632	180,728	188,098	1,081,786
Preferred share dividends	(7,563)	(7,563)	(7,563)	(7,563)	(7,563)	(7,563)	(30,250)
NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$294,301	$215,795	$186,508	$286,069	$173,165	$180,535	$1,051,536

[a]    Underwriting-related general and administrative expenses is a non-GAAP financial measure as defined in SEC Regulation G. The reconciliation to general and administrative expenses, the most comparable GAAP financial measure, also includes corporate expenses.
[b]    Consolidated underwriting income (loss) is a non-GAAP financial measure as defined in SEC Regulation G. The reconciliation to net income (loss), the most comparable GAAP financial measure, is presented above.

AXIS CAPITAL HOLDINGS LIMITED
CONSOLIDATED KEY RATIOS

							Year ended December 31,
	Q3 2025	Q2 2025	Q1 2025	Q4 2024	Q3 2024	Q3 2023	2024
KEY RATIOS/PER SHARE DATA
Current accident year loss ratio, excluding catastrophe and weather-related losses	56.3%	56.4%	56.3%	55.7%	55.7%	56.3%	55.7%
Catastrophe and weather-related losses ratio	3.0%	2.6%	3.7%	5.9%	5.8%	3.2%	4.3%
Current accident year loss ratio	59.3%	59.0%	60.0%	61.6%	61.5%	59.5%	60.0%
Prior year reserve development ratio	(1.3%)	(1.5%)	(1.4%)	(1.2%)	(0.6%)	(0.2%)	(0.5%)
Net losses and loss expenses ratio	58.0%	57.5%	58.6%	60.4%	60.9%	59.3%	59.5%
Acquisition cost ratio	19.7%	19.8%	19.7%	20.1%	20.1%	19.9%	20.2%
General and administrative expense ratio [a]	11.7%	11.6%	11.9%	13.7%	12.1%	13.5%	12.6%
Combined ratio	89.4%	88.9%	90.2%	94.2%	93.1%	92.7%	92.3%

Weighted average common shares outstanding	77,619	78,378	81,152	83,380	83,936	85,223	84,165
Weighted average diluted common shares outstanding	78,601	79,329	82,378	84,695	85,000	86,108	85,176
Earnings per common share	$3.79	$2.75	$2.30	$3.43	$2.06	$2.12	$12.49
Earnings per diluted common share	$3.74	$2.72	$2.26	$3.38	$2.04	$2.10	$12.35
Annualized ROACE	20.6%	15.7%	13.7%	20.7%	13.0%	16.1%	20.5%
Annualized operating ROACE	17.8%	19.0%	19.2%	18.2%	17.3%	18.0%	18.6%

[a]    Underwriting-related general and administrative expenses and corporate expenses are included in the general and administrative expense ratio.

AXIS CAPITAL HOLDINGS LIMITED
CONSOLIDATED STATEMENTS OF OPERATIONS

	Nine months ended September 30,			Year ended December 31,
	2025	2024	2023	2024	2023
UNDERWRITING REVENUES
Gross premiums written	$7,434,807	$7,030,564	$6,572,232	$9,005,888	$8,356,525
Ceded premiums written	(2,696,344)	(2,498,762)	(2,542,162)	(3,248,537)	(3,254,200)
Net premiums written	4,738,463	4,531,802	4,030,070	5,757,351	5,102,325

Gross premiums earned	6,657,023	6,322,229	5,937,651	8,529,567	7,973,577
Ceded premiums earned	(2,470,890)	(2,393,008)	(2,119,143)	(3,223,332)	(2,889,796)
Net premiums earned	4,186,133	3,929,221	3,818,508	5,306,235	5,083,781
Other insurance related income	18,835	23,704	16,444	30,721	22,495
Total underwriting revenues	4,204,968	3,952,925	3,834,952	5,336,956	5,106,276

UNDERWRITING EXPENSES
Net losses and loss expenses	2,429,114	2,326,532	2,240,840	3,158,487	3,393,102
Acquisition costs	826,094	794,280	747,027	1,070,551	1,000,945
Underwriting-related general and administrative expenses [a]	408,790	390,143	412,251	536,442	551,467
Total underwriting expenses	3,663,998	3,510,955	3,400,118	4,765,480	4,945,514

UNDERWRITING INCOME [b]	540,970	441,970	434,834	571,476	160,762

OTHER (EXPENSES) REVENUES
Net investment income	579,911	563,458	424,802	759,229	611,742
Net investment gains (losses)	44,365	(30,503)	(97,671)	(138,534)	(74,630)
Corporate expenses [a]	(83,088)	(86,873)	(102,345)	(129,760)	(132,979)
Foreign exchange (losses) gains	(138,428)	(61,268)	11,755	50,822	(58,115)
Interest expense and financing costs	(49,816)	(51,005)	(50,077)	(67,766)	(68,421)
Reorganization expenses	—	(26,312)	(28,997)	(26,312)	(28,997)
Amortization of intangible assets	(7,521)	(8,188)	(8,188)	(10,917)	(10,917)
Total other (expenses) revenues	345,423	299,309	149,279	436,762	237,683

INCOME BEFORE INCOME TAXES AND INTEREST IN INCOME OF EQUITY METHOD INVESTMENTS	886,393	741,279	584,113	1,008,238	398,445
Income tax (expense) benefit	(170,773)	36,185	(68,078)	55,595	(26,316)
Interest in income of equity method investments	3,669	10,689	2,835	17,953	4,163

NET INCOME	719,289	788,153	518,870	1,081,786	376,292
Preferred share dividends	(22,688)	(22,688)	(22,688)	(30,250)	(30,250)
NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$696,601	$765,465	$496,182	$1,051,536	$346,042

[a]        Underwriting-related general and administrative expenses is a non-GAAP financial measure as defined in SEC Regulation G. The reconciliation to total general and administrative expenses, the most comparable GAAP financial measure, also includes corporate expenses.
[b]        Consolidated underwriting income (loss) is a non-GAAP financial measure as defined in SEC Regulation G. The reconciliation to net income (loss), the most comparable GAAP financial measure, is presented above.

AXIS CAPITAL HOLDINGS LIMITED
CONSOLIDATED KEY RATIOS

	Nine months ended September 30,			Year ended December 31,
	2025	2024	2023	2024	2023
KEY RATIOS/PER SHARE DATA
Current accident year loss ratio, excluding catastrophe and weather-related losses	56.3%	55.7%	56.1%	55.7%	55.9%
Catastrophe and weather-related losses ratio	3.1%	3.7%	2.9%	4.3%	2.7%
Current accident year loss ratio	59.4%	59.4%	59.0%	60.0%	58.6%
Prior year reserve development ratio	(1.4%)	(0.2%)	(0.3%)	(0.5%)	8.1%
Net losses and loss expenses ratio	58.0%	59.2%	58.7%	59.5%	66.7%
Acquisition cost ratio	19.7%	20.2%	19.6%	20.2%	19.7%
General and administrative expense ratio [a]	11.8%	12.2%	13.4%	12.6%	13.5%
Combined ratio	89.5%	91.6%	91.7%	92.3%	99.9%

Weighted average common shares outstanding	79,037	84,428	85,099	84,165	85,142
Weighted average diluted common shares outstanding	80,090	85,338	85,927	85,176	86,012
Earnings per common share	$8.81	$9.07	$5.83	$12.49	$4.06
Earnings per diluted common share	$8.70	$8.97	$5.77	$12.35	$4.02
Annualized ROACE	16.4%	19.9%	15.4%	20.5%	7.9%
Annualized operating ROACE	18.2%	18.2%	18.4%	18.6%	11.0%
[a]    Underwriting-related general and administrative expenses and corporate expenses are included in the general and administrative expense ratio.

AXIS CAPITAL HOLDINGS LIMITED
CONSOLIDATED SEGMENT DATA

	Three months ended September 30, 2025			Nine months ended September 30, 2025
	Insurance	Reinsurance	Total	Insurance	Reinsurance	Total
UNDERWRITING REVENUES
Gross premiums written	$1,691,882	$432,302	$2,124,184	$5,280,220	$2,154,587	$7,434,807
Ceded premiums written	(606,935)	(164,260)	(771,195)	(1,860,182)	(836,162)	(2,696,344)
Net premiums written	1,084,947	268,042	1,352,989	3,420,038	1,318,425	4,738,463

Gross premiums earned	1,690,735	589,873	2,280,608	4,922,681	1,734,342	6,657,023
Ceded premiums earned	(605,123)	(223,602)	(828,725)	(1,794,023)	(676,867)	(2,470,890)
Net premiums earned	1,085,612	366,271	1,451,883	3,128,658	1,057,475	4,186,133
Other insurance related income	261	6,332	6,593	424	18,411	18,835
Total underwriting revenues	1,085,873	372,603	1,458,476	3,129,082	1,075,886	4,204,968

UNDERWRITING EXPENSES
Net losses and loss expenses	595,807	245,628	841,435	1,719,666	709,448	2,429,114
Acquisition costs	205,440	80,178	285,618	594,372	231,722	826,094
Underwriting-related general and administrative expenses	131,326	11,785	143,111	375,564	33,226	408,790
Total underwriting expenses	932,573	337,591	1,270,164	2,689,602	974,396	3,663,998

UNDERWRITING INCOME	$153,300	$35,012	$188,312	$439,480	$101,490	$540,970

Catastrophe and weather-related losses, net of reinstatement premiums	$42,689	$970	$43,659	$126,659	$2,696	$129,355
Net favorable prior year reserve development	$14,843	$4,103	$18,946	$44,036	$13,076	$57,112

KEY RATIOS
Current accident year loss ratio, excluding catastrophe and weather-related losses	52.3%	67.9%	56.3%	52.3%	68.1%	56.3%
Catastrophe and weather-related losses ratio	3.9%	0.3%	3.0%	4.1%	0.2%	3.1%
Current accident year loss ratio	56.2%	68.2%	59.3%	56.4%	68.3%	59.4%
Prior year reserve development ratio	(1.3%)	(1.1%)	(1.3%)	(1.4%)	(1.2%)	(1.4%)
Net losses and loss expenses ratio	54.9%	67.1%	58.0%	55.0%	67.1%	58.0%
Acquisition cost ratio	18.9%	21.9%	19.7%	19.0%	21.9%	19.7%
Underwriting-related general and administrative expense ratio	12.1%	3.2%	9.7%	12.0%	3.1%	9.8%
Corporate expense ratio			2.0%			2.0%
Combined ratio	85.9%	92.2%	89.4%	86.0%	92.1%	89.5%

AXIS CAPITAL HOLDINGS LIMITED
GROSS PREMIUMS WRITTEN BY SEGMENT BY LINE OF BUSINESS

							Nine months ended September 30,		Year ended December 31,
	Q3 2025	Q2 2025	Q1 2025	Q4 2024	Q3 2024	Q3 2023	2025	2024	2024

INSURANCE SEGMENT
Property	$468,098	$645,476	$495,417	$496,504	$433,843	$395,269	$1,608,992	$1,553,825	$2,050,329
Professional Lines	337,888	343,370	257,159	340,463	286,108	285,739	938,417	821,859	1,162,323
Liability	345,455	365,542	303,758	331,130	321,205	316,433	1,014,756	920,473	1,251,603
Cyber	103,404	136,562	113,945	134,939	129,543	148,011	353,911	426,998	561,937
Marine and Aviation	190,321	224,393	267,151	169,470	163,838	169,819	681,865	645,698	815,168
Accident and Health	161,470	126,985	124,843	125,277	119,686	88,742	413,296	325,534	450,810
Credit and Political Risk	85,246	90,107	93,630	102,554	72,453	53,611	268,983	220,860	323,414
TOTAL INSURANCE SEGMENT	$1,691,882	$1,932,435	$1,655,903	$1,700,337	$1,526,676	$1,457,624	$5,280,220	$4,915,247	$6,615,584

REINSURANCE SEGMENT
Liability	$154,460	$168,566	$253,070	$95,980	$132,245	$184,665	$576,096	$520,353	$616,333
Professional Lines	38,567	171,851	188,445	28,001	44,013	42,950	398,863	393,846	421,846
Motor	47,303	26,066	124,380	25,481	35,295	27,113	197,749	213,479	238,961
Accident and Health	18,192	22,337	281,355	45,675	47,452	64,463	321,884	390,621	436,296
Credit and Surety	108,505	116,290	204,666	65,041	100,352	70,486	429,460	352,676	417,717
Agriculture	55,704	55,256	48,901	3,317	33,265	37,846	159,860	147,056	150,373
Marine and Aviation	8,602	18,871	33,492	2,201	11,059	6,954	60,968	80,073	82,274
Total	431,333	579,237	1,134,309	265,696	403,681	434,477	2,144,880	2,098,104	2,363,800

Run-off lines
Catastrophe	(510)	249	967	3,346	1,564	6,415	706	7,477	10,823
Property	577	848	1,646	(527)	1,800	5,271	3,071	3,657	3,130
Engineering	902	3,202	1,827	6,472	2,181	2,091	5,930	6,079	12,551
Total run-off lines	969	4,299	4,440	9,291	5,545	13,777	9,707	17,213	26,504
TOTAL REINSURANCE SEGMENT	$432,302	$583,536	$1,138,749	$274,987	$409,226	$448,254	$2,154,587	$2,115,317	$2,390,304
CONSOLIDATED TOTAL	$2,124,184	$2,515,971	$2,794,652	$1,975,324	$1,935,902	$1,905,878	$7,434,807	$7,030,564	$9,005,888

AXIS CAPITAL HOLDINGS LIMITED
CONSOLIDATED DATA

							Year ended December 31,
	Q3 2025	Q2 2025	Q1 2025	Q4 2024	Q3 2024	Q3 2023	2024
UNDERWRITING REVENUES
Gross premiums written	$2,124,184	$2,515,971	$2,794,652	$1,975,324	$1,935,902	$1,905,878	$9,005,888
Ceded premiums written	(771,195)	(880,537)	(1,044,613)	(749,775)	(699,917)	(930,521)	(3,248,537)
Net premiums written	1,352,989	1,635,434	1,750,039	1,225,549	1,235,985	975,357	5,757,351

Gross premiums earned	2,280,608	2,229,370	2,147,045	2,207,338	2,159,646	2,046,222	8,529,567
Ceded premiums earned	(828,725)	(835,939)	(806,225)	(830,324)	(792,945)	(723,658)	(3,223,332)
Net premiums earned	1,451,883	1,393,431	1,340,820	1,377,014	1,366,701	1,322,564	5,306,235
Other insurance related income	6,593	8,662	3,578	7,016	6,838	10,344	30,721
Total underwriting revenues	1,458,476	1,402,093	1,344,398	1,384,030	1,373,539	1,332,908	5,336,956

UNDERWRITING EXPENSES
Net losses and loss expenses	841,435	801,754	785,925	831,956	831,872	783,940	3,158,487
Acquisition costs	285,618	275,897	264,581	276,273	274,935	263,389	1,070,551
Underwriting-related general and administrative expenses	143,111	135,241	130,438	146,299	131,582	138,601	536,442
Total underwriting expenses	1,270,164	1,212,892	1,180,944	1,254,528	1,238,389	1,185,930	4,765,480

UNDERWRITING INCOME	$188,312	$189,201	$163,454	$129,502	$135,150	$146,978	$571,476

Catastrophe and weather-related losses, net of reinstatement premiums	$43,659	$36,626	$49,070	$81,063	$78,120	$41,663	$225,996
Net favorable prior year reserve development	$18,946	$20,229	$17,937	$16,311	$8,012	$2,762	$24,323

KEY RATIOS
Current accident year loss ratio, excluding catastrophe and weather-related losses	56.3%	56.4%	56.3%	55.7%	55.7%	56.3%	55.7%
Catastrophe and weather-related losses ratio	3.0%	2.6%	3.7%	5.9%	5.8%	3.2%	4.3%
Current accident year loss ratio	59.3%	59.0%	60.0%	61.6%	61.5%	59.5%	60.0%
Prior year reserve development ratio	(1.3%)	(1.5%)	(1.4%)	(1.2%)	(0.6%)	(0.2%)	(0.5%)
Net losses and loss expenses ratio	58.0%	57.5%	58.6%	60.4%	60.9%	59.3%	59.5%
Acquisition cost ratio	19.7%	19.8%	19.7%	20.1%	20.1%	19.9%	20.2%
General and administrative expenses ratio [a]	11.7%	11.6%	11.9%	13.7%	12.1%	13.5%	12.6%
Combined ratio	89.4%	88.9%	90.2%	94.2%	93.1%	92.7%	92.3%

[a]    Underwriting-related general and administrative expenses and corporate expenses are included in the general and administrative expense ratio.

AXIS CAPITAL HOLDINGS LIMITED
INSURANCE SEGMENT DATA

							Year ended December 31,
	Q3 2025	Q2 2025	Q1 2025	Q4 2024	Q3 2024	Q3 2023	2024
UNDERWRITING REVENUES
Gross premiums written	$1,691,882	$1,932,435	$1,655,903	$1,700,337	$1,526,676	$1,457,624	$6,615,584
Ceded premiums written	(606,935)	(641,925)	(611,323)	(642,254)	(550,765)	(572,372)	(2,365,039)
Net premiums written	1,084,947	1,290,510	1,044,580	1,058,083	975,911	885,252	4,250,545

Gross premiums earned	1,690,735	1,633,396	1,598,550	1,621,228	1,592,802	1,463,578	6,254,836
Ceded premiums earned	(605,123)	(600,435)	(588,464)	(595,203)	(568,951)	(577,864)	(2,328,800)
Net premiums earned	1,085,612	1,032,961	1,010,086	1,026,025	1,023,851	885,714	3,926,036
Other insurance related income (loss)	261	6	156	40	93	(22)	94
Total underwriting revenues	1,085,873	1,032,967	1,010,242	1,026,065	1,023,944	885,692	3,926,130

UNDERWRITING EXPENSES
Net losses and loss expenses	595,807	561,770	562,088	603,311	602,654	491,368	2,245,420
Acquisition costs	205,440	194,912	194,021	199,606	203,255	169,384	766,915
Underwriting-related general and administrative expenses	131,326	124,646	119,592	132,699	119,249	120,330	485,929
Total underwriting expenses	932,573	881,328	875,701	935,616	925,158	781,082	3,498,264

UNDERWRITING INCOME	$153,300	$151,639	$134,541	$90,449	$98,786	$104,610	$427,866

Catastrophe and weather-related losses, net of reinstatement premiums	$42,689	$36,440	$47,530	$80,110	$71,038	$37,145	$216,093
Net favorable prior year reserve development	$14,843	$15,216	$13,978	$12,200	$4,009	$1,609	$16,209

KEY RATIOS
Current accident year loss ratio, excluding catastrophe and weather-related losses	52.3%	52.3%	52.3%	52.2%	52.3%	51.5%	52.1%
Catastrophe and weather-related losses ratio	3.9%	3.6%	4.7%	7.8%	7.0%	4.2%	5.5%
Current accident year loss ratio	56.2%	55.9%	57.0%	60.0%	59.3%	55.7%	57.6%
Prior year reserve development ratio	(1.3%)	(1.5%)	(1.4%)	(1.2%)	(0.4%)	(0.2%)	(0.4%)
Net losses and loss expenses ratio	54.9%	54.4%	55.6%	58.8%	58.9%	55.5%	57.2%
Acquisition cost ratio	18.9%	18.9%	19.2%	19.5%	19.9%	19.1%	19.5%
Underwriting-related general and administrative expenses ratio	12.1%	12.0%	11.9%	12.9%	11.6%	13.6%	12.4%
Combined ratio	85.9%	85.3%	86.7%	91.2%	90.4%	88.2%	89.1%

AXIS CAPITAL HOLDINGS LIMITED
REINSURANCE SEGMENT DATA

							Year ended December 31,
	Q3 2025	Q2 2025	Q1 2025	Q4 2024	Q3 2024	Q3 2023	2024
UNDERWRITING REVENUES
Gross premiums written	$432,302	$583,536	$1,138,749	$274,987	$409,226	$448,254	$2,390,304
Ceded premiums written	(164,260)	(238,612)	(433,290)	(107,521)	(149,152)	(358,149)	(883,498)
Net premiums written	268,042	344,924	705,459	167,466	260,074	90,105	1,506,806

Gross premiums earned	589,873	595,974	548,495	586,110	566,844	582,644	2,274,731
Ceded premiums earned	(223,602)	(235,504)	(217,761)	(235,121)	(223,994)	(145,794)	(894,532)
Net premiums earned	366,271	360,470	330,734	350,989	342,850	436,850	1,380,199
Other insurance related income	6,332	8,656	3,422	6,976	6,745	10,366	30,627
Total underwriting revenues	372,603	369,126	334,156	357,965	349,595	447,216	1,410,826

UNDERWRITING EXPENSES
Net losses and loss expenses	245,628	239,984	223,837	228,645	229,218	292,572	913,067
Acquisition costs	80,178	80,985	70,560	76,667	71,680	94,005	303,636
Underwriting-related general and administrative expenses	11,785	10,595	10,846	13,600	12,333	18,271	50,513
Total underwriting expenses	337,591	331,564	305,243	318,912	313,231	404,848	1,267,216

UNDERWRITING INCOME	$35,012	$37,562	$28,913	$39,053	$36,364	$42,368	$143,610

Catastrophe and weather-related losses, net of reinstatement premiums	$970	$186	$1,540	$953	$7,082	$4,518	$9,903
Net favorable prior year reserve development	$4,103	$5,013	$3,959	$4,111	$4,003	$1,153	$8,114

KEY RATIOS
Current accident year loss ratio, excluding catastrophe and weather-related losses	67.9%	67.9%	68.4%	66.0%	66.0%	66.2%	66.0%
Catastrophe and weather-related losses ratio	0.3%	0.1%	0.5%	0.3%	2.0%	1.0%	0.7%
Current accident year loss ratio	68.2%	68.0%	68.9%	66.3%	68.0%	67.2%	66.7%
Prior year reserve development ratio	(1.1%)	(1.4%)	(1.2%)	(1.2%)	(1.1%)	(0.2%)	(0.5%)
Net losses and loss expenses ratio	67.1%	66.6%	67.7%	65.1%	66.9%	67.0%	66.2%
Acquisition cost ratio	21.9%	22.5%	21.3%	21.8%	20.9%	21.5%	22.0%
Underwriting-related general and administrative expense ratio	3.2%	2.9%	3.3%	4.0%	3.6%	4.2%	3.6%
Combined ratio	92.2%	92.0%	92.3%	90.9%	91.4%	92.7%	91.8%

AXIS CAPITAL HOLDINGS LIMITED
NET INVESTMENT INCOME

							Nine months ended September 30,		Year ended December 31,
	Q3 2025	Q2 2025	Q1 2025	Q4 2024	Q3 2024	Q3 2023	2025	2024	2024

Fixed maturities	$155,796	$149,861	$146,711	$164,283	$163,002	$133,006	$452,368	$456,421	$620,704
Other investments	15,019	18,479	22,410	9,099	19,594	312	55,907	39,569	48,666
Equity securities	3,046	3,155	3,208	3,574	3,529	3,050	9,408	9,348	12,922
Mortgage loans	5,890	5,956	6,868	7,617	8,175	8,892	18,714	26,412	34,028
Cash and cash equivalents	12,597	16,649	33,380	17,804	14,402	14,465	62,626	41,796	59,600
Short-term investments	355	541	1,986	1,421	3,919	2,195	2,882	11,148	12,569

Gross investment income	192,703	194,641	214,563	203,798	212,621	161,920	601,905	584,694	788,489
Investment expenses	(7,800)	(7,344)	(6,850)	(8,025)	(7,521)	(7,719)	(21,994)	(21,236)	(29,260)

Net investment income	$184,903	$187,297	$207,713	$195,773	$205,100	$154,201	$579,911	$563,458	$759,229

AXIS CAPITAL HOLDINGS LIMITED
CONSOLIDATED BALANCE SHEETS

	September 30,	December 31,
	2025	2024
ASSETS
Investments:
Fixed maturities, available for sale, at fair value	$12,879,372	$12,152,753
Fixed maturities, held to maturity, at amortized cost	406,658	443,400
Equity securities, at fair value	649,970	579,274
Mortgage loans, held for investment, at fair value	409,699	505,697
Other investments, at fair value	972,867	930,278
Equity method investments	220,022	206,994
Short-term investments, at fair value	17,185	223,666
Total investments	15,555,773	15,042,062
Cash and cash equivalents	1,358,078	3,063,621
Accrued interest receivable	117,720	114,012
Insurance and reinsurance premium balances receivable	3,684,736	3,169,355
Reinsurance recoverable on unpaid losses and loss expenses	9,043,009	6,840,897
Reinsurance recoverable on paid losses and loss expenses	648,126	546,287
Deferred acquisition costs	641,467	524,837
Prepaid reinsurance premiums	2,164,297	1,936,979
Receivable for investments sold	3,813	3,693
Goodwill	66,498	66,498
Intangible assets	168,446	175,967
Operating lease right-of-use assets	92,706	92,516
Loan advances made	250,537	247,775
Other assets	541,119	695,794
TOTAL ASSETS	$34,336,325	$32,520,293

LIABILITIES
Reserve for losses and loss expenses	$17,996,236	$17,218,929
Unearned premiums	5,994,611	5,211,865
Insurance and reinsurance balances payable	1,855,349	1,713,798
Debt	1,316,321	1,315,179
Federal Home Loan Bank advances	66,380	66,380
Payable for investments purchased	194,988	269,728
Operating lease liabilities	108,960	106,614
Other liabilities	436,471	528,421
TOTAL LIABILITIES	27,969,316	26,430,914

SHAREHOLDERS’ EQUITY
Preferred shares	550,000	550,000
Common shares	2,206	2,206
Additional paid-in capital	2,395,615	2,394,063
Accumulated other comprehensive income (loss)	10,169	(267,557)
Retained earnings	7,932,969	7,341,569
Treasury shares, at cost	(4,523,950)	(3,930,902)
TOTAL SHAREHOLDERS' EQUITY	6,367,009	6,089,379

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$34,336,325	$32,520,293

Debt to total capital [a]	17.1%	17.8%

[a]    The debt to total capital ratio is calculated by dividing debt by total capital. Total capital represents the sum of total shareholders’ equity and debt.

AXIS CAPITAL HOLDINGS LIMITED
CASH AND INVESTED ASSETS PORTFOLIO

	At September 30, 2025						At December 31, 2024
	Cost or Amortized Cost	Allowance for Expected Credit Losses	Unrealized Gains	Unrealized Losses	Fair Value or Net Carrying Value	Percentage	Fair Value or Net Carrying Value	Percentage
Fixed Maturities, available for sale, at fair value
U.S. government and agency	$2,526,849	$—	$18,961	$(8,135)	$2,537,675	15.0%	$2,802,986	15.5%
Non-U.S. government	780,969	(64)	15,591	(4,646)	791,850	4.7%	729,939	4.1%
Corporate debt	5,100,090	(4,341)	94,964	(45,141)	5,145,572	30.6%	4,842,190	27.0%
Agency RMBS	1,890,490	—	24,284	(26,288)	1,888,486	11.2%	1,184,845	6.6%
CMBS	843,089	—	6,368	(18,373)	831,084	4.9%	819,608	4.6%
Non-Agency RMBS	200,779	(235)	1,541	(4,767)	197,318	1.2%	122,536	0.7%
ABS	1,419,221	(56)	12,535	(4,499)	1,427,201	8.5%	1,539,832	8.6%
Municipals	61,316	—	454	(1,584)	60,186	0.4%	110,817	0.6%
Total fixed maturities, available for sale, at fair value	12,822,803	(4,696)	174,698	(113,433)	12,879,372	76.5%	12,152,753	67.7%

Fixed maturities, held to maturity, at amortized cost
Corporate debt	137,403	—	—	—	137,403	0.8%	122,706	0.7%
ABS	269,255	—	—	—	269,255	1.6%	320,694	1.8%
Total fixed maturities, held to maturity, at amortized cost	406,658	—	—	—	406,658	2.4%	443,400	2.5%

Equity securities, at fair value
Common stocks	3,129	—	120	(515)	2,734	—%	2,638	—%
Preferred Stocks	15,002	—	664	(115)	15,551	0.1%	5,867	—%
Exchange-traded funds	229,508	—	132,054	(70)	361,492	2.2%	314,042	1.7%
Bond mutual funds	286,457	—	9,334	(25,598)	270,193	1.6%	256,727	1.5%
Total equity securities, at fair value	534,096	—	142,172	(26,298)	649,970	3.9%	579,274	3.2%

Total fixed maturities and equity securities	$13,763,557	$(4,696)	$316,870	$(139,731)	13,936,000	82.8%	13,175,427	73.4%
Mortgage loans, held for investment					409,699	2.4%	505,697	2.8%
Other investments					972,867	5.8%	930,278	5.2%
Equity method investments					220,022	1.3%	206,994	1.2%
Short-term investments					17,185	0.1%	223,666	1.2%
Total investments					15,555,773	92.4%	15,042,062	83.8%
Cash and cash equivalents [a]					1,358,078	8.1%	3,063,621	17.1%
Accrued interest receivable					117,720	0.7%	114,012	0.6%
Net receivable/(payable) for investments sold (purchased)					(191,175)	(1.2%)	(266,035)	(1.5%)
Total cash and invested assets					$16,840,396	100.0%	$17,953,660	100.0%

[a]    Includes $532 million and $920 million of restricted cash and cash equivalents at September 30, 2025 and December 31, 2024, respectively.

	At September 30, 2025		At December 31, 2024
	Fair Value	Percentage	Fair Value	Percentage
Other Investments:
Multi-strategy funds	$14,168	1.5%	$24,919	2.7%
Direct lending funds	175,495	18.0%	171,048	18.4%
Real estate funds	289,087	29.7%	291,640	31.3%
Private equity funds	356,421	36.6%	320,690	34.5%
Other privately held investments	137,696	14.2%	121,981	13.1%
Total	$972,867	100.0%	$930,278	100.0%

AXIS CAPITAL HOLDINGS LIMITED
CASH AND INVESTED ASSETS COMPOSITION

	Q3 2025	Q2 2025	Q1 2025	Q4 2024	Q3 2024	Q3 2023
	Fair Value %
CASH AND INVESTED ASSETS PORTFOLIO
Fixed Maturities, available for sale:
U.S. government and agency	15.0%	14.6%	14.3%	15.5%	15.5%	17.6%
Non-U.S. government	4.7%	4.9%	4.0%	4.1%	4.5%	4.2%
Corporate debt	30.6%	29.6%	26.0%	27.0%	31.6%	26.2%
MBS:
Agency RMBS	11.2%	10.7%	8.7%	6.6%	9.6%	9.6%
CMBS	4.9%	5.1%	4.8%	4.6%	4.5%	5.4%
Non-agency RMBS	1.2%	1.1%	1.1%	0.7%	0.7%	0.9%
ABS	8.5%	8.2%	7.3%	8.6%	8.7%	7.9%
Municipals	0.4%	0.4%	0.4%	0.6%	0.8%	0.9%

Total Fixed Maturities, available for sale	76.5%	74.6%	66.6%	67.7%	75.9%	72.7%
Fixed Maturities, held to maturity:
Corporate debt	0.8%	0.8%	0.7%	0.7%	0.7%	0.6%
ABS	1.6%	1.7%	1.5%	1.8%	2.1%	3.8%

Total Fixed Maturities, held to maturity	2.4%	2.5%	2.2%	2.5%	2.8%	4.4%
Equity securities	3.9%	3.8%	3.2%	3.2%	3.3%	3.4%
Mortgage loans	2.4%	2.7%	2.6%	2.8%	2.9%	3.8%
Other investments	5.8%	5.8%	5.3%	5.2%	5.2%	5.9%
Equity method investments	1.3%	1.3%	1.2%	1.2%	1.1%	1.0%
Short-term investments	0.1%	0.3%	0.5%	1.2%	0.7%	0.8%

Total Investments	92.4%	91.0%	81.6%	83.8%	91.9%	92.0%
Cash and cash equivalents	8.1%	8.7%	18.7%	17.1%	8.1%	7.9%
Accrued interest receivable	0.7%	0.7%	0.6%	0.6%	0.7%	0.6%
Net receivable/(payable) for investments sold (purchased)	(1.2%)	(0.4%)	(0.9%)	(1.5%)	(0.7%)	(0.5%)
Total Cash and Invested Assets	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

CREDIT QUALITY OF FIXED MATURITIES
U.S. government and agency	19.1%	19.0%	20.8%	22.3%	19.7%	23.0%
AAA [a]	19.6%	20.0%	20.3%	21.2%	20.1%	22.4%
AA [a]	22.7%	23.4%	21.8%	18.7%	20.5%	20.4%
A	17.8%	17.1%	16.8%	16.6%	17.8%	15.1%
BBB	9.7%	9.8%	9.5%	9.5%	11.9%	10.7%
Below BBB	11.1%	10.7%	10.8%	11.7%	10.0%	8.4%
Total	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

MATURITY PROFILE OF FIXED MATURITIES
Within one year	3.9%	5.5%	6.5%	7.1%	5.2%	4.4%
From one to five years	42.9%	43.0%	43.0%	44.7%	43.4%	43.1%
From five to ten years	16.9%	15.2%	15.2%	14.9%	17.1%	15.7%
Above ten years	1.6%	1.6%	1.4%	1.6%	1.7%	1.1%
Asset-backed and mortgage-backed securities	34.7%	34.7%	33.9%	31.7%	32.6%	35.7%
Total	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

CASH AND INVESTED ASSETS PORTFOLIO CHARACTERISTICS
Book yield of fixed maturities	4.6%	4.6%	4.5%	4.5%	4.4%	4.1%
Yield to maturity of fixed maturities	4.8%	5.0%	5.2%	5.3%	4.9%	6.2%
Average duration of fixed maturities (inclusive of duration hedges)	3.2 yrs	3.1 yrs	3.0 yrs	2.8 yrs	3.0 yrs	3.0 yrs
Average credit quality of fixed maturities	A+	A+	A+	A+	A+	AA-

[a]    Includes U.S. government-sponsored agencies, residential mortgage-backed securities ("RMBS") and commercial mortgage-backed securities ("CMBS") and reflect the downgrade of the U.S. government on August 1, 2023.

AXIS CAPITAL HOLDINGS LIMITED
MORTGAGE-BACKED AND ASSET-BACKED SECURITIES COMPOSITION
At September 30, 2025

Available for sale, at fair value	Agencies	AAA	AA	A	BBB	Non-Investment Grade	Total

Residential MBS	$1,888,486	$190,954	$4,655	$234	$59	$1,416	$2,085,804
Commercial MBS	164,354	597,612	46,969	20,456	881	812	831,084
ABS	—	1,194,330	108,137	88,016	34,618	2,100	1,427,201

Total mortgage-backed and asset-backed securities, available for sale, at fair value	$2,052,840	$1,982,896	$159,761	$108,706	$35,558	$4,328	$4,344,089

Percentage of total	47.3%	45.6%	3.7%	2.5%	0.8%	0.1%	100.0%

Held to maturity, at amortized cost	Agencies	AAA	AA	A	BBB	Non-Investment Grade	Total

ABS	$—	$143,455	$125,800	$—	$—	$—	$269,255

Total mortgage-backed and asset-backed securities, held to maturity, at amortized cost	$—	$143,455	$125,800	$—	$—	$—	$269,255

Percentage of total	—%	53.3%	46.7%	—%	—%	—%	100.0%

AXIS CAPITAL HOLDINGS LIMITED
RESERVE FOR LOSSES AND LOSS EXPENSES

	Three months ended September 30, 2025			Nine months ended September 30, 2025
	Reserve for losses and loss expenses	Reinsurance recoverable on unpaid losses and loss expenses	Net reserve for losses and loss expenses	Reserve for losses and loss expenses	Reinsurance recoverable on unpaid losses and loss expenses	Net reserve for losses and loss expenses
Reserve for losses and loss expenses

Beginning of period	$17,879,023	$(9,086,900)	$8,792,123	$17,218,929	$(6,840,897)	$10,378,032
Incurred losses and loss expenses	1,365,385	(523,950)	841,435	3,961,246	(1,532,132)	2,429,114
Paid losses and loss expenses	(1,214,195)	428,658	(785,537)	(3,560,210)	1,212,248	(2,347,962)
Foreign exchange and other [a]	(33,977)	139,183	105,206	376,271	(1,882,228)	(1,505,957)
End of period [b]	$17,996,236	$(9,043,009)	$8,953,227	$17,996,236	$(9,043,009)	$8,953,227

[a]    On April 24, 2025, we completed a loss portfolio transfer reinsurance agreement with Cavello Bay Reinsurance Limited, a wholly-owned subsidiary of Enstar Group Limited to retrocede a portfolio of reinsurance business predominantly related to 2021 and prior underwriting years. The transaction was deemed to have met the established criteria for retroactive reinsurance accounting. At September 30, 2025, foreign exchange and other included an increase in reinsurance recoverable on unpaid losses of $1.9 billion related to this transaction.
[b]    At September 30, 2025, reserve for losses and loss expenses included IBNR of $12.3 billion, or 68% (December 31, 2024: $11.8 billion, or 68%).

AXIS CAPITAL HOLDINGS LIMITED
RESERVE FOR LOSSES AND LOSS EXPENSES: PAID TO INCURRED ANALYSIS BY SEGMENT

	Three months ended September 30, 2025			Nine months ended September 30, 2025
	Insurance	Reinsurance	Total	Insurance	Reinsurance	Total

Gross paid losses and loss expenses	$865,692	$348,503	$1,214,195	$2,399,081	$1,161,129	$3,560,210
Reinsurance recoverable on paid losses and loss expenses	(331,585)	(97,073)	(428,658)	(916,667)	(295,581)	(1,212,248)
Net paid losses and loss expenses	534,107	251,430	785,537	1,482,414	865,548	2,347,962

Change in gross case reserves	35,875	(24,684)	11,191	184,392	(131,304)	53,088
Change in gross IBNR	60,245	79,754	139,999	190,795	157,153	347,948
Change in reinsurance recoverable on unpaid losses and loss expenses	(34,420)	(60,872)	(95,292)	(137,935)	(181,949)	(319,884)
Change in net unpaid losses and loss expenses	61,700	(5,802)	55,898	237,252	(156,100)	81,152

Total net incurred losses and loss expenses	$595,807	$245,628	$841,435	$1,719,666	$709,448	$2,429,114

Gross reserve for losses and loss expenses	$11,018,925	$6,977,312	$17,996,236	$11,018,925	$6,977,312	$17,996,236

Net favorable prior year reserve development	$14,843	$4,103	$18,946	$44,036	$13,076	$57,112

Key Ratios

Net paid losses and loss expenses / Net incurred losses and loss expenses	89.6%	102.4%	93.4%	86.2%	122.0%	96.7%

Net paid losses and loss expenses / Net premiums earned	49.2%	68.6%	54.1%	47.4%	81.9%	56.1%
Net unpaid losses and loss expenses / Net premiums earned	5.7%	(1.5%)	3.9%	7.6%	(14.8%)	1.9%
Net losses and loss expenses ratio	54.9%	67.1%	58.0%	55.0%	67.1%	58.0%

AXIS CAPITAL HOLDINGS LIMITED
EARNINGS PER COMMON SHARE INFORMATION - AS REPORTED, U.S. GAAP

	Three months ended September 30,		Nine months ended September 30,
	2025	2024	2025	2024

Net income available to common shareholders	$294,301	$173,165	$696,601	$765,465

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Weighted average common shares outstanding	77,619	83,936	79,037	84,428
Dilutive share equivalents:
Share-based compensation plans	982	1,064	1,053	910
Weighted average diluted common shares outstanding	78,601	85,000	80,090	85,338

EARNINGS PER COMMON SHARE
Earnings per common share	$3.79	$2.06	$8.81	$9.07
Earnings per diluted common share	$3.74	$2.04	$8.70	$8.97

EARNINGS PER COMMON SHARE INFORMATION AND COMMON SHARES ROLL FORWARD

	Q3 2025	Q2 2025	Q1 2025	Q4 2024	Q3 2024	Q3 2023

Net income available to common shareholders	$294,301	$215,795	$186,508	$286,069	$173,165	$180,535

COMMON SHARES OUTSTANDING
Common shares - at beginning of period	78,173	78,651	82,984	83,649	84,179	85,216
Shares issued and treasury shares reissued	2	32	714	28	12	19
Shares repurchased for treasury	(1,140)	(510)	(5,047)	(693)	(542)	(7)
Common shares - at end of period	77,035	78,173	78,651	82,984	83,649	85,228

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING
Weighted average common shares outstanding	77,619	78,378	81,152	83,380	83,936	85,223
Dilutive share equivalents:
Share-based compensation plans	982	951	1,226	1,315	1,064	885
Weighted average diluted common shares outstanding	78,601	79,329	82,378	84,695	85,000	86,108

EARNINGS PER COMMON SHARE
Earnings per common share	$3.79	$2.75	$2.30	$3.43	$2.06	$2.12
Earnings per diluted common share	$3.74	$2.72	$2.26	$3.38	$2.04	$2.10

AXIS CAPITAL HOLDINGS LIMITED
BOOK VALUE PER DILUTED COMMON SHARE ANALYSIS - TREASURY STOCK METHOD [a]

	At September 30, 2025

	Common Shareholders’ Equity	Common Shares Outstanding, net of Treasury Shares	Per share

Closing stock price			$95.80

Book value per common share	$5,817,009	77,035	$75.51

Dilutive securities:
Restricted stock units		1,761	(1.69)
Book value per diluted common share	$5,817,009	78,796	$73.82

	At December 31, 2024

	Common Shareholders’ Equity	Common Shares Outstanding, net of Treasury Shares	Per share

Closing stock price			$88.62

Book value per common share	$5,539,379	82,984	$66.75

Dilutive securities:
Restricted stock units		1,886	(1.48)
Book value per diluted common share	$5,539,379	84,870	$65.27

[a]    Under this method, unvested restricted stock units are included in determining the diluted common shares outstanding.

TANGIBLE BOOK VALUE PER DILUTED COMMON SHARE

	Q3 2025	Q2 2025	Q1 2025	Q4 2024	Q3 2024	Q3 2023

Common shareholders' equity	$5,817,009	$5,624,398	$5,352,799	$5,539,379	$5,533,227	$4,483,208
Less: goodwill	(66,498)	(66,498)	(66,498)	(66,498)	(100,801)	(100,801)
Less: intangible assets	(168,446)	(170,842)	(173,238)	(175,967)	(178,696)	(189,612)
Associated tax impact	45,806	46,357	46,909	47,530	48,507	50,992
Tangible common shareholders' equity	$5,627,871	$5,433,415	$5,159,972	$5,344,444	$5,302,237	$4,243,787

Diluted common shares outstanding, net of treasury shares [a]	78,796	79,957	80,520	84,870	85,583	87,617

Book value per diluted common share	$73.82	$70.34	$66.48	$65.27	$64.65	$51.17

Tangible book value per diluted common share	$71.42	$67.95	$64.08	$62.97	$61.95	$48.44

[a]    Diluted common shares outstanding, net of treasury shares is calculated in the table above.

AXIS CAPITAL HOLDINGS LIMITED
NON-GAAP FINANCIAL MEASURES RECONCILIATION (UNAUDITED)
OPERATING INCOME AND OPERATING RETURN ON AVERAGE COMMON EQUITY

	Three months ended September 30,		Nine months ended September 30,
	2025	2024	2025	2024
Net income available to common shareholders	$294,301	$173,165	$696,601	$765,465
Net investment (gains) losses	(30,905)	(32,182)	(44,365)	30,503
Foreign exchange losses (gains)	(13,492)	92,204	138,428	61,268
Reorganization expenses	—	—	—	26,312
Interest in income of equity method investments	(2,083)	(1,621)	(3,669)	(10,689)
Bermuda net deferred tax asset [a]	—	—	—	(162,705)
Income tax expense (benefit) [b]	7,454	(1,503)	(12,330)	(9,938)
Operating income	$255,275	$230,063	$774,665	$700,216

Earnings per diluted common share	$3.74	$2.04	$8.70	$8.97
Net investment (gains) losses	(0.39)	(0.38)	(0.55)	0.36
Foreign exchange losses (gains)	(0.17)	1.08	1.73	0.72
Reorganization expenses	—	—	—	0.31
Interest in income of equity method investments	(0.03)	(0.02)	(0.05)	(0.13)
Bermuda net deferred tax asset	—	—	—	(1.91)
Income tax expense (benefit)	0.10	(0.01)	(0.16)	(0.11)
Operating income per diluted common share	$3.25	$2.71	$9.67	$8.21

Weighted average diluted common shares outstanding	78,601	85,000	80,090	85,338

Average common shareholders' equity	$5,720,704	$5,321,349	$5,678,194	$5,123,212

Annualized return on average common equity	20.6%	13.0%	16.4%	19.9%

Annualized operating return on average common equity	17.8%	17.3%	18.2%	18.2%

[a]    Net deferred tax benefit is due to the recognition of deferred tax assets net of deferred tax liabilities related to Bermuda corporate income tax that is effective for fiscal years beginning on or after January 1, 2025.
[b]    Tax expense (benefit) associated with the adjustments to net income (loss) available (attributable) to common shareholders. Tax impact is estimated by applying the statutory rates of applicable jurisdictions.

AXIS CAPITAL HOLDINGS LIMITED
RATIONALE FOR THE USE OF NON-GAAP FINANCIAL MEASURES

We present our results of operations in a way we believe will be meaningful and useful to investors, analysts, rating agencies and others who use our financial information to evaluate our performance. Some of the measurements we use are considered non-GAAP financial measures under SEC rules and regulations. In this document, we present underwriting-related general and administrative expenses, consolidated underwriting income (loss), current accident year loss ratio, catastrophe and weather-related losses ratio, current accident year loss ratio, excluding catastrophe and weather-related losses, operating income (loss) (in total and on a per share basis), annualized operating return on average common equity ("operating ROACE"), tangible book value per diluted common share which are non-GAAP financial measures as defined in SEC Regulation G. We believe that these non-GAAP financial measures, which may be defined and calculated differently by other companies, help explain and enhance the understanding of our results of operations. However, these measures should not be viewed as a substitute for those determined in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP").

Underwriting-Related General and Administrative Expenses
Underwriting-related general and administrative expenses include those general and administrative expenses that are incremental and/or directly attributable to our underwriting operations. While this measure is presented in the 'Segment Information' note to our Consolidated Financial Statements, it is considered a non-GAAP financial measure when presented elsewhere on a consolidated basis.

Corporate expenses include holding company costs necessary to support our worldwide insurance and reinsurance operations and costs associated with operating as a publicly-traded company. As these costs are not incremental and/or directly attributable to our underwriting operations, these costs are excluded from underwriting-related general and administrative expenses, and therefore, consolidated underwriting income (loss). General and administrative expenses, the most comparable GAAP financial measure to underwriting-related general and administrative expenses, also includes corporate expenses.

The reconciliation of underwriting-related general and administrative expenses to general and administrative expenses, the most comparable GAAP financial measure, is presented in the 'Consolidated Statements of Operations' section of this document.

Consolidated Underwriting Income (Loss)
Consolidated underwriting income (loss) is a pre-tax measure of underwriting profitability that takes into account net premiums earned and other insurance related income (loss) as revenues and net losses and loss expenses, acquisition costs and underwriting-related general and administrative expenses as expenses. While this measure is presented in the 'Segment Information' note to our Consolidated Financial Statements, it is considered a non-GAAP financial measure when presented elsewhere on a consolidated basis.

We evaluate our underwriting results separately from the performance of our investment portfolio. As a result, we believe it is appropriate to exclude net investment income and net investment gains (losses) from our underwriting profitability measure.

Foreign exchange losses (gains) in our consolidated statements of operations primarily relate to the impact of foreign exchange rate movements on our net insurance-related liabilities. However, we manage our investment portfolio in such a way that unrealized and realized foreign exchange losses (gains) on our investment portfolio, including unrealized foreign exchange losses (gains) on our equity securities, and foreign exchange losses (gains) realized on the sale of our available for sale investments and equity securities recognized in net investment gains (losses), and unrealized foreign exchange losses (gains) on our available for sale investments in other comprehensive income (loss), generally offset a large portion of the foreign exchange losses (gains) arising from our underwriting portfolio, thereby minimizing the impact of foreign exchange rate movements on total shareholders’ equity. As a result, we believe that foreign exchange losses (gains) in our consolidated statements of operations in isolation are not a meaningful contributor to our underwriting performance. Therefore, foreign exchange losses (gains) are excluded from consolidated underwriting income (loss).

Interest expense and financing costs primarily relate to interest payable on our debt and Federal Home Loan Bank advances. As these expenses are not incremental and/or directly attributable to our underwriting operations, these expenses are excluded from underwriting-related general and administrative expenses and, therefore, consolidated underwriting income (loss).

Reorganization expenses in 2024 primarily related to severance costs attributable to our "How We Work" program which is focused on simplifying our operating structure. Reorganization expenses in 2023 primarily related to impairments of computer software assets and severance costs attributable to our "How We Work" program. Reorganization expenses are primarily driven by business decisions, the nature and timing of which are not related to the underwriting process. Therefore, these expenses are excluded from consolidated underwriting income (loss).

Amortization of intangible assets arose from business decisions, the nature and timing of which are not related to the underwriting process. Therefore, these expenses are excluded from consolidated underwriting income (loss).

We believe that the presentation of underwriting-related general and administrative expenses and consolidated underwriting income (loss) provides investors with an enhanced understanding of our results of operations, by highlighting the underlying pre-tax profitability of our underwriting activities. The reconciliation of consolidated underwriting income (loss) to net income (loss), the most comparable GAAP financial measure, is presented in the 'Consolidated Statements of Operations' section of this document.

Current Accident Year Loss Ratio
Current accident year loss ratio represents net losses and loss expenses ratio exclusive of net favorable (adverse) prior year reserve development. We believe that the presentation of current accident year loss ratio provides investors with an enhanced understanding of our results of operations by highlighting net losses and loss expenses associated with our underwriting activities excluding the impact of volatile prior year reserve development. The reconciliation of current accident year loss ratio to net losses and loss expenses ratio, the most comparable GAAP financial measure, is presented in the 'Financial Highlights' section of this document.

Catastrophe and Weather-Related Losses Ratio and Current Accident Year Loss Ratio, excluding Catastrophe and Weather-Related Losses
Catastrophe and weather-related losses ratio represents net losses and loss expenses ratio associated with natural disasters, man-made catastrophes, other catastrophe events and other weather-related events exclusive of net favorable (adverse) prior year reserve development.

Current accident year loss ratio, excluding catastrophe and weather-related losses represents net losses and loss expenses ratio exclusive of net favorable (adverse) prior year reserve development and net losses and loss expenses associated with natural disasters, man-made catastrophes, other catastrophe events and other weather-related events.

We believe that the presentation of these ratios that separately identify net losses and loss expenses associated with catastrophe and weather-related events provide investors with an enhanced understanding of our results of operations due to the inherently unpredictable nature of the occurrence of these events, the potential magnitude of these losses and the complexity that affects our ability to accurately estimate ultimate losses associated with these events.

The reconciliation of catastrophe and weather-related losses ratio and current accident year loss ratio, excluding catastrophe and weather-related losses to net losses and loss expenses ratio, the most comparable GAAP financial measure, is presented in the 'Financial Highlights' section of this document.

Operating Income (Loss)
Operating income (loss) represents after-tax operational results exclusive of net investment gains (losses), foreign exchange losses (gains), reorganization expenses, interest in income (loss) of equity method investments and Bermuda net deferred tax asset.

Although the investment of premiums to generate income and investment gains (losses) is an integral part of our operations, the determination to realize investment gains (losses) is independent of the underwriting process and is heavily influenced by the availability of market opportunities. Furthermore, many users believe that the timing of the realization of investment gains (losses) is somewhat opportunistic for many companies.

Foreign exchange losses (gains) in our consolidated statements of operations primarily relate to the impact of foreign exchange rate movements on net insurance-related liabilities. However, we manage our investment portfolio in such a way that unrealized and realized foreign exchange losses (gains) on our investment portfolio, including unrealized foreign exchange losses (gains) on our equity securities, and foreign exchange losses (gains) realized on the sale of our available for sale investments and equity securities recognized in net investment gains (losses), and unrealized foreign exchange losses (gains) on our available for sale investments in other comprehensive income (loss), generally offset a large portion of the foreign exchange losses (gains) arising from our underwriting portfolio, thereby minimizing the impact of foreign exchange rate movements on total shareholders’ equity. As a result, we believe that foreign exchange losses (gains) in our consolidated statements of operations in isolation are not a meaningful contributor to the performance of our business. Therefore, foreign exchange losses (gains) are excluded from operating income (loss).

Reorganization expenses in 2024 primarily related to severance costs attributable to our "How We Work" program which is focused on simplifying our operating structure. Reorganization expenses in 2023 primarily related to impairments of computer software assets and severance costs attributable to our "How We Work" program. Reorganization expenses are primarily driven by business decisions, the nature and timing of which are not related to the underwriting process. Therefore, these expenses are excluded from operating income (loss).
Interest in income (loss) of equity method investments is primarily driven by business decisions, the nature and timing of which are not related to the underwriting process. Therefore, this income (loss) is excluded from operating income (loss).

Bermuda net deferred tax benefit in 2024 is due to the recognition of deferred tax assets net of deferred tax liabilities related to Bermuda corporate income tax that is effective for fiscal years beginning on or after January 1, 2025. Bermuda deferred tax asset is not related to the underwriting process. Therefore, this income is excluded from operating income (loss).

Certain users of our financial statements evaluate performance exclusive of after-tax net investment gains (losses), foreign exchange losses (gains), reorganization expenses, interest in income (loss) of equity method investments and Bermuda net deferred tax asset in order to understand the profitability of recurring sources of income.

We believe that showing net income (loss) available (attributable) to common shareholders exclusive of after-tax net investment gains (losses), foreign exchange losses (gains), reorganization expenses, interest in income (loss) of equity method investments and Bermuda net deferred tax asset reflects the underlying fundamentals of our business. In addition, we believe that this presentation enables investors and other users of our financial information to analyze performance in a manner similar to how our management analyzes the underlying business performance. We also believe this measure follows industry practice and, therefore, facilitates comparison of our performance with our peer group. We believe that equity analysts and certain rating agencies that follow us, and the insurance industry as a whole, generally exclude these items from their analyses for the same reasons. The reconciliation of operating income (loss) to net income (loss) available (attributable) to common shareholders, the most comparable GAAP financial measure, is presented in the 'Non-GAAP Financial Measures Reconciliation' section of this document.

We also present operating income (loss) per diluted common share and annualized operating ROACE, which are derived from the operating income (loss) measure and are reconciled to the most comparable GAAP financial measures, earnings (loss) per diluted common share and annualized return on average common equity ("ROACE"), respectively, in the 'Non-GAAP Financial Measures Reconciliation' section of this document.

Tangible Book Value per Diluted Common Share
Tangible book value represents common shareholders' equity exclusive of after-tax goodwill and intangible assets. We present tangible book value per diluted common share calculated under the treasury stock method. We believe that this measure, in combination with book value per diluted common share, is useful in assessing value generated for our common shareholders. A reconciliation of tangible book value per diluted common share to book value per diluted common share, the most comparable GAAP financial measure, is presented in the 'Tangible Book Value per Diluted Common Share' section of this document.